drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Cowen & Co. Investor Meeting August 1, 2006 Exhibit 99.1

1 © 2006 Endo Pharmaceuticals What drives us… Agenda Strategic Overview/Opana ® Review Peter Lankau President and CEO Pipeline Review David Lee, M.D., Ph.D. Chief Scientific Officer Q&A/Wrap-Up

© 2006 Endo Pharmaceuticals
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations.  Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA.  Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry;  the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals
What drives us…
TM
Endo Profile
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Established commercial capability:
Portfolio of branded prescription products including Lidoderm
®
,
Frova
®
,  Percocet
®
and Synera
Pipeline focused on delivering and executing:
Opana
®
ER and Opana
®
now FDA-approved; commercial shipments
begun in July
Four additional products in mid- to late-stage development
Strong cash flow and no debt

© 2006 Endo Pharmaceuticals
What drives us…
Growth Strategy
Capitalize on established brand names and brand awareness through focused marketing, promotional and educational efforts
Develop/acquire proprietary products in our therapeutic areas and generic products with significant barriers to market entry
Build balanced, sustainable pipeline across development phases
Strengthen position in Pain Management and drive expansion into complementary therapeutic areas such as:
Neurology
Perioperative Care
Supportive Care Oncology

NEW
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

NEW
OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

5 © 2006 Endo Pharmaceuticals What drives us… Opana ® ER and Opana ® Review

© 2006 Endo Pharmaceuticals
What drives us…
Opana ® ER Profile
Broad indication:
For the relief of moderate-to-severe pain in patients
requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Opioid-naïve/experienced
Chronic low back pain, OA, cancer
We believe effective pain control at stable dose for three-months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
Generally well-tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

© 2006 Endo Pharmaceuticals
What drives us…
Multiple Formulations
Opana
®
(immediate-release)
Indicated for relief of moderate-to-severe acute pain where the use of an opioid is appropriate
Complementary to Opana
®
ER
Injectable formulation to be re-launched in the fall of 2006 under new trade name
Multiple formulations offer physicians and patients an opioid with a complete continuum of care
Gives physicians the capability to use the most appropriate
formulation of Opana
®
(ER, IR, injection) for each patient

© 2006 Endo Pharmaceuticals
What drives us…
Opana ® ER Commercial Strategy
Competes in $3.2 billion long-acting strong opioid market
Pricing comparable to other branded oral extended-release opioids
Sales force expansion to support new and existing brands
Added ~ 220 sales representatives
Existing 370 sales reps fully trained and detailing physicians
Entire sales force will be fully trained by mid-August
Expanded sales forces will promote Opana ER/Opana in the primary position to targeted audience of 68K experienced opioid prescribers
Represents approximately 80% of all opioid prescribers

© 2006 Endo Pharmaceuticals
What drives us…
Responsible Pain Management
Goal: Focus on addressing appropriate use of opioid analgesics and minimizing inherent risks of misuse, abuse and diversion
Risk Minimization Action Plan
-
Endo has worked with outside experts,
FDA and DEA address appropriate labeling, distribution controls, proactive surveillance, monitoring, and intervention, employee training, educational initiatives on proper prescribing and clinical use of opioid analgesics
PROMISE™
initiative (  artnership for    esponsible pioid anagement
through  nformation,   upport and    ducation)
Consists of practical information, education and support tools -- all focused on better ensuring the appropriate clinical use of opioid analgesic medications. Website now live at www.endopromise.com.
R P O M
I S E

© 2006 Endo Pharmaceuticals
What drives us…
Substantial Pipeline Opportunities
Transdermal sufentanil patch
(2)
Topical ketoprofen patch
(2)
Rapinyl™
(2)
Selected Endo Development Projects
sNDA filed July 19, 2006 Frova
®
(Menstrual Migraine)
(1)
Status Filed
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Clinical Development in MM
Two double-blind, placebo-controlled studies in Menstrual Migraine
(“MM”) prophylaxis; long-term open-label safety & tolerance study
Frova
®
taken for six days, starting two days prior to onset of expected
MM headache
Primary efficacy endpoint: reduction in the incidence of MM headache
(statistical and clinical significance achieved in both trials)
p<0.0001 to p < 0.01 (vs. placebo)
Secondary endpoints also achieved - reduction in severity and duration of
MM headache
Results of first Phase III efficacy trial published in July
2004 Neurology
Positive confirmatory Phase III efficacy study announced May 8, 2006
Filed sNDA on July 19, 2006; 10-month review expected

© 2006 Endo Pharmaceuticals
What drives us…
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough
cancer pain
•
Expected to compete with Actiq and Fentora
Exclusive North American marketing and
development rights licensed from Orexo AB
Market Need Addressed:
Intended to compete in the market for
treatments of breakthrough cancer pain
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added convenience
Status:
Initiated Phase III clinical trials in Dec. 2005
Expect to file NDA in 2H 2007
Description / Indication:
Rapinyl
TM

© 2006 Endo Pharmaceuticals
What drives us…
Topical patch intended for localized treatment
of acute pain associated with soft-tissue
injuries such as tendonitis/bursitis, joint
sprains or strains
Licensed marketing and development rights
from ProEthic in March 2005
Market Need Addressed:
Ketoprofen (NSAID) currently only available in
the U.S. in oral form
Will compete in the ~$2.5 billion soft-tissue
injury market primarily consisting of NSAIDs
and COX-IIs
Anticipated benefits include bypassing the
bloodstream, local / targeted pain control and
once-daily dosing
Status:
Two Phase III trials initiated in U.S. June 2006
Expect to file NDA in 1H 2008
Description / Indications:
Topical Ketoprofen Patch

© 2006 Endo Pharmaceuticals
What drives us…
Transdermal patch intended for moderate-to-
severe chronic pain
Licensed marketing and development rights
from DURECT in March 2005
Market Need Addressed:
Will compete in the ~$3.2 billion strong opioid
market
Follow-on to Duragesic
Anticipated benefits include:
•
Convenience/compliance of seven-day dosing vs.
three days
•
Smaller patch - 20% the size of Duragesic
Status: Currently in Phase I
Expect to begin Phase II testing by the end of
2006
Description / Indications:
Transdermal Sufentanil Patch

15 © 2006 Endo Pharmaceuticals What drives us… Q&A